UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period: May 31, 2022

Item 1. Report to Stockholders.

Tortoise
2022 Semi-Annual Report

Table of Contents

Sector Allocations	1

Letter to Shareholders	2

TPYP: Fund Focus	6

EBLU: Fund Focus	8

TPAY: Fund Focus	10

Expense Example	14

Financial Statements	15

Notes to Financial Statements	26

Investment Advisory Agreement	32

Discussion of Liquidity Risk Management Program	34

Additional Information	35

TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]	By asset type[1]	By ownership structure[1]
Tortoise North American Pipeline Fund NYSE Arca: TPYP Inception: 6/29/2015	North American pipeline companies	$580.6

		Total assets
Name/Ticker	Primary focus	($ Millions)[1]	By sector[1]	By geography[1]
Ecofin Global Water ESG Fund NYSE Arca: EBLU Inception: 2/14/2017	Water companies	$53.6

		Total assets
Name/Ticker	Primary focus	($ Millions)[1]	By sector[1]	By revenue[1]
Ecofin Digital Payments Infrastructure Fund NYSE Arca: TPAY Inception: 1/31/2019	Digital payment companies	$8.9

1As of 05/31/2022

(unaudited)

TortoiseEcofin	1

Letter to shareholders

Dear shareholder,

The first half of the 2022 fiscal year has proven to be a volatile environment with numerous headwinds for the broad market, including the renewable energy sector. Headwinds included recessionary concerns, rising inflation, as well as the anticipation of higher interest rates. The broad energy sector was an outlier with continued positive performance during the six-month period, although the sector pulled back significantly in June, following the fiscal period. Our water investments experienced a difficult market, but fundamentals and earnings estimates remain healthy and due to the underlying secular growth drivers for the sector.

Energy and power infrastructure

The broad energy sector, as represented by the S&P Energy Select Sector® Index returned 63.5% for the fiscal semi-annual period. After a strong start to the year, energy sold off along with the broader market on concerns about a looming recession. Concerns around energy security persisted, exacerbated by the impacts of the war in Ukraine and tightening global energy supply as demand rebounds post-COVID. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future, a dynamic that presents higher, but perhaps more volatile prices.

Despite higher commodity prices, global supply has not responded. OPEC+ production has continually undershot pledged production due to prolonged oil and gas underinvestment and rapidly shut-in production in 2020. The lack of supply coming to market is complicating assessments over the actual amount of OPEC spare capacity. Spare capacity is critical as it guards against prices rapidly rising should a market exogenous event occur. In addition to OPEC’s troubles, sanctions around exports of Russian energy started to take effect during the quarter. Russian volumes are projected to decline and/or face longer transit times to their end market. Given these disruptions, the focus has remained on the supply side of the equation. On the demand side, the scarcity of commodities comes at a time when the world is entering summer, or peak demand season. Global inventories continued to be drawn upon and are well below their 5-year averages.

Global supply scarcity has created a renewed opportunity for short-cycle North American energy. U.S. oil production crossed 12 million (mm) barrels per day (b/d), a level not seen since April 2020. For 2022, the Energy Information Agency (EIA) forecasts that production will increase 1 mm b/d to 12.6 mm b/d, up from 11.6 mm b/d at the end of 2021. By the end of 2023, the EIA forecasts U.S. production growing to 13.4 mm b/d. The Permian, America’s biggest oil field, is expected to be the primary driver of production growth. During the second quarter, production within the basin surged to all-time highs of 5.2 mm b/d. Private operators continue to increase activity while major integrated energy companies have announced intentions to increase their production by 10-25%.

Transitioning to natural gas, the Russia-Ukraine conflict presents a large opportunity for U.S. liquefied natural gas (LNG). Entering 2022, Russian natural gas exports to Europe accounted for 13-15 billion cubic feet per day (Bcf/d) or 35-40% of the EU’s gas supply. With energy security a higher priority and low natural gas inventories, Europe has turned to importing U.S. LNG. During the first four months of 2022, the European Union (EU) accounted for 74% of total U.S. LNG exports per the EIA. The U.S. LNG market, while young, has grown from zero market share to the top export market in just over seven years. Throughout 2022, LNG exporters have contracted almost 5 Bcf/d of new contracts, signing 15-25-year contracts with European and Asian counterparties.

The midstream energy sector, represented by the Tortoise North American Pipeline IndexSM, returned 30.6% for the period. Investor sentiment rebounded with positive retail flows coupled with companies buying back stock in the open market. Beyond the constructive technical setup, we believe midstream serves as a hedge to many current risks investors face. Rising rates, inflation, higher commodity prices, and energy security all are key macro factors which could drive the global economy into recession.

It is important to note that a recession does not necessarily equate to a dip in energy demand. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (excluding 2008 and 2020). If any sector were to hold up in a near-term recession, we believe it would be energy. The world remains undersupplied in energy, we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008, and 2020 and in our opinion, energy is the one part of the market where earnings have grown at an accelerated rate.

With inflation surging to 40-year highs, midstream can provide inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. Additionally, tariffs on regulated liquid pipelines often include an inflation escalator aligned with the Producer Price Index (PPI). Federal Energy Regulatory Commission (FERC) indexing could be a material driver of cash flows with rates potentially increasing over 13% next summer on top of an 8.7% increase already going into effect July 1, 2022.

Interest rates rose significantly in the first half of 2022 as the Federal Reserve took a more hawkish approach and started raising the Fed Funds rate. Midstream energy has displayed strong historical returns in rising rate environments. In the 15 time periods of rising rates since 2001, midstream energy, represented by the Tortoise North American Pipeline IndexSM, returned an average return of 8.5%, compared to a S&P 500 average return of 7.4%, and bond return of -1.9% represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

(unaudited)

2	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Higher commodity prices are positive as midstream companies should expect more volumes flowing through pipeline systems. We expect the balanced return of capital story to continue for investors via debt reduction, share buybacks and increased distributions. The other use of capital has been mergers and acquisitions (M&A). In the first half of 2022, there were several accretive bolt-on acquisitions of private assets completed by larger energy infrastructure companies. These assets expand the footprint of company existing assets and help operators keep volumes on systems across their value chains.

With energy supply short and energy security concerns emerging globally, investors are reminded how critical energy infrastructure is to daily life. Even before the Ukraine conflict, U.S. LNG cargoes were rapidly replenishing Europe’s low gas storage levels via LNG tankers. LPGs (liquid petroleum gases) were being exported to India and China, where demand is driven by global population growth and improvements in living standards. Whether it’s LNG, LPG, or crude oil, U.S. energy infrastructure companies have been signing long-term contracts and exporting energy all around the world.

On the regulatory front, it was a mixed quarter of news flow. Demand for low-cost U.S. natural gas created a need for additional natural gas pipelines and LNG export terminals. In the northeast Marcellus Basin, pipeline infrastructure is constrained. Despite this need, the one major pipeline which continues to be under construction is the Mountain Valley Pipeline (MVP). During the first half of 2022, the U.S. Court of Appeals for the Fourth Circuit overturned federal approval of a forest-crossing permit. Seeing the setback with MVP, companies are doing what they can to avoid the red-tape that comes with building new pipelines. For example, one company announced that its pipeline expansion will increase the mainline capacity from 2 billion cubic feet per day (Bcf/d) to 2.5 Bcf/d through the planned installation of three new compressor stations. Adding compression stations, for example, can help avoid the exhaustive permitting process affiliated with building new pipelines.

Sustainable water

The first half of fiscal year 2022 was a rough period for risk-assets, as investor concerns regarding inflation, tighter global monetary policies, higher interest rates and heightened geopolitical tensions weighed on global equity markets. During the period, elevated inflation data combined with hawkish pivots from key global central banks drove investor sentiment and valuations lower, especially in high growth sectors. Following the weak start to the year for global equities, Russia’s invasion of Ukraine in February furthered “risk-off” sentiment as geopolitical tensions escalated and energy / commodity prices surged. Market sentiment continued to deteriorate in March with renewed COVID-driven lockdowns in China and the negative implications for supply chains and economic growth. The deteriorating economic growth outlook resulting from these factors combined with elevated market risks drove the water sector lower during the period.

Specifically, many structural growth equities were de-rated and surging inflation led to concerns around margin compression causing a handful of names in the portfolio to be under considerable pressure. As frustrating as the start to 2022 was from a returns standpoint, fundamentals for water companies remain healthy for the most part and earnings estimates are largely in-line with previous expectations due to the underlying secular growth drivers for the sector.

From a water value chain standpoint, all sub-sectors were negative for the period. In-line with our expectations, utilities held in relatively well in the volatile equity market backdrop. After digesting significant interest rate moves early in the year causing underperformance, the utility sector stabilized as market risks increased throughout the period. In our view, utilities benefitted from a “flight to safety” in the latter half of the period as investors began to price in a lower economic growth outlook and a flattening yield curve. From a fundamental standpoint, utilities continue to exhibit strong growth profiles underpinned by regulated capital expenditure programs that we believe will remain robust over the long run supporting the equities. In the near term, we expect utilities to perform relatively well as their attractive and defensive growth profiles provide support in the current market environment.

The engineering & construction (E&C) sub-sector was also a relative outperformer during the period, although was still negative from an absolute perspective. Robust backlogs and the prospect of increased spending later in the year supported the equities on a relative basis. Additionally, E&Cs are largely shielded from growing wage inflation due to contractual protections with customers, which supports margin outlooks in the back half of 2022. We continue to expect E&Cs with exposure to the U.S. to benefit from the Infrastructure Investment and Jobs Act (IIJA) later this year and into 2023. Continued focus on water quality and specifically PFAS contamination also supported the sub-sector as the EPA gets closer to formally regulating the harmful chemicals. Several water companies have proprietary technologies to treat PFAS, which is expected to be a rapidly growing opportunity over the coming years.

The Agriculture equipment and services sub-sector had negative performance for the period despite constructive fundamentals, including increased demand for irrigation equipment. Robust irrigation demand is supported by strong fundamentals, including crop prices, which remain elevated. Corn and soybean prices increased ~30% and ~25%, respectively, in the period. The conflict in Ukraine raised additional concerns regarding available supply of agricultural commodities boosting prices during the period. We continue to expect demand for irrigation to remain strong throughout 2022 due to elevated commodity prices, strong projected farm income and increasing international activity as food security trends become a focus given the Ukraine disruptions and its importance to global wheat production.

(unaudited)

TortoiseEcofin	3

From an equity market perspective, the move higher in real interest rates and increased risks resulted in a rotation out of secular growth companies in the quarter. The significant de-rating in Filtration, Treatment and Test companies, despite generally constructive earnings outlooks, caused large drawdowns in a handful of companies. Furthermore, in the latter half of the quarter, as commodity prices surged and uncertainty around the economic growth outlook increased, concerns regarding top line growth and margins weighed on the equities. Over the medium-to-long term, we continue to expect above market growth for many companies in the two sub-sectors as secular tailwinds remain strong. However, in the near-term, the equities will have to get through this period of uncertainty to be rewarded for that growth outlook.

In summary, global water equities took a breather during the first half of fiscal year 2022, as a multitude of risk factors (inflation, monetary policy, interest rates and geopolitical tensions) weighed on risk-assets throughout the period. The drawdown in the sector was purely a de-rating from a multiple perspective, as the weighted average earnings outlook for the portfolio remains essentially unchanged from the end of 2021. Our current expectation is for the portfolio’s earnings to grow low-double digits in 2022.

Digital payments1

After months of discussing the effects of COVID on the digital payments sector, the natural next question is, will the trends that took hold during the pandemic, like the necessity of contactless payment, turn into a permanent change in consumer behavior or return to normal. Globally, contactless payments were more popular pre-COVID than they were in the U.S. During the pandemic, contactless payments began to accelerate in the U.S. and still increased substantially globally. Many stores are attributing strong growth of digital sales to buy online pick-up in store (BOPIS), which accelerated throughout COVID, even though implementations of BOPIS haven’t always been seamless. Some companies are having trouble managing inventory as it became popular so quickly. As control systems become better integrated and merchants implement best practices, its popularity is expected to endure. Most believe that there is no reason to believe the increased use of contactless payments in the U.S. will wane post-COVID. As a matter of fact, according to a McKinsey report, approximately 56% will continue to engage online with merchants and service providers post-COVID.

Concluding thoughts

A renewed focus on energy security and independence should be a tailwind for the broad energy sector, particularly energy infrastructure as investors are reminded of its critical place in their daily lives and this should also benefit much of the energy transition universe. We remain confident the secular tailwinds in the water sector will continue to provide momentum for strong risk-adjusted equity performance over the medium-to-long term. Many of those tailwinds, including increased infrastructure spending, technology adoption and corporate sustainability initiatives, are in the very early innings of playing out, which furthers our confidence in the sector. We think much of the change in digital payments behavior that was adopted during COVID is here to stay and will provide attractive investment opportunities across the sector.

(unaudited)

4	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is |a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships. The Ecofin Global Water ESG IndexSM is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. The Ecofin Global Digital Payments Infrastructure IndexSM is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions. This includes companies whose primary business is comprised of one or a combination of the following categories: credit card networks, electronic transaction processing and associated products/services, credit card issuers, electronic transaction processing software (payments fintech) or online financial services market places.

TIS Advisors has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Ecofin Global Water ESG IndexSM. These Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating these Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

TIS Advisors has contracted with Solactive AG (“Solactive”) to calculate the Ecofin Global Digital Payments Infrastructure IndexSM. The financial instrument that is based on the index is not sponsored, endorsed, promoted or sold by Solactive in any way, and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of these indices or the calculations thereof; and/or (c) the results obtained or to be obtained by any person or entity from the use of the index.

Tortoise Indices are the exclusive property of TIS Advisors.

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.

Sources: J.P. Morgan Merchant Services: Key Trends to Drive Your Payments Strategy 2021. McKinsey & Company report, “Adapting to the next normal in retail: The Customer experience imperative,” May 2020

TortoiseEcofin	5

Tortoise North American Pipeline Fund

Top ten holdings (as of May 31, 2022)

1.	The Williams Companies, Inc.	7.9%
2.	Enbridge Inc.	7.3%
3.	TC Energy Corporation	7.2%
4.	Kinder Morgan, Inc.	7.1%
5.	Enterprise Products Partners L.P.	6.1%
6.	Cheniere Energy, Inc.	6.0%
7.	Energy Transfer LP	4.3%
8.	Pembina Pipeline Corporation	4.1%
9.	NiSource Inc.	3.9%
10.	Targa Resources Corporation	3.9%

TPYP key benefits

●	Access to the sizable pipeline network of one of the world’s largest consumers of energy
●	Attractive total return potential in a historically defensive sector
●	Flow-through structure allows for tax-efficient access to the pipeline sector
●	Exposure to Tortoise North American Pipeline IndexSM
–	Effectively represents the characteristics of the market
–	A leading benchmark for analysis of the pipeline sector
–	Proprietary, research-driven and rules-based methodology
–	Constituent caps to allow for broader representation of the market and investability

Value of $10,000 vs. Tortoise North American Pipeline IndexSM
Since inception on June 29, 2015 through May 31, 2022

This chart illustrates the performance of a hypothetical $10,000 investment made on June 29, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since June 29, 2015 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise North American Pipeline Fund (continued)

Total returns (as of May 31, 2022)

Ticker	6 Months	1 year	3 year	5 year	Since inception(1)	Gross expense ratio
TPYP @ Market	30.01%	29.75%	11.72%	8.59%	6.11%	0.40%
TPYP @ NAV	30.10%	29.64%	11.61%	8.60%	6.10%	0.40%
S&P 500® Index(2)	-8.85%	-0.30%	16.44%	13.38%	12.71%	—
TNAPT(3)	30.61%	30.64%	12.12%	9.15%	6.67%	—

(1)	Reflects period from fund inception on June 29, 2015 through May 31, 2022.
(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	7

Ecofin Global Water ESG Fund

Top ten holdings (as of May 31, 2022)

1.	Ecolab Inc.	8.0%
2.	American Water Works Co., Inc.	7.9%
3.	Geberit AG	7.0%
4.	Ferguson PLC	6.6%
5.	Veolia Environnement SA	6.5%
6.	Xylem, Inc.	5.5%
7.	IDEX Corporation	4.3%
8.	Essential Utilities, Inc.	4.3%
9.	Severn Trent PLC	4.1%
10.	United Utilities Group PLC	4.0%

EBLU key benefits

●	Provides access to the water infrastructure, management and treatment companies that we believe appear poised to benefit from the expected and much needed investment in rebuilding existing infrastructure, constructing new infrastructure and better managing this vital, but finite resource
●	Flow-through ETF structure provides tax-efficient access to the water sector
●	Purest exposure to the water industry by incorporating a fundamental weighting aspect
●	Continuous liquidity
●	Exposure to the Ecofin Global Water ESG Index®
–	Proprietary, rules-based, research-driven methodology
–	Fundamental weighting technique provides significant direct exposure to the water industry
–	A leading benchmark for analysis of the water sector
–	Backed by Tortoise’s proprietary fundamental research and index generation process

Value of $10,000 vs. Ecofin Global Water ESG Index®
Since inception on February 14, 2017 through May 31, 2022

This chart illustrates the performance of a hypothetical $10,000 investment made on February 14, 2017 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

The performance data quoted above represents past performance since February 14, 2017 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

(unaudited)

8	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Global Water ESG Fund (continued)

Total returns (as of May 31, 2022)

Ticker	6 Months	1 year	3 year	5 year	Since inception(1)	Gross expense ratio
EBLU @ Market	-19.26%	-13.71%	11.81%	10.26%	10.00%	0.40%
EBLU @ NAV	-18.96%	-13.17%	12.03%	10.19%	9.99%	0.40%
S&P 500® Index(2)	-8.85%	-0.30%	16.44%	13.68%	13.40%	—
Ecofin Global Water ESG Index®(3)	-18.73%	-12.96%	12.41%	9.70%	10.77%	—

(1)	Reflects period from fund inception on February 14, 2017 through May 31, 2022.
(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Ecofin Global Water ESG Index® is a proprietary, rules-based, modified capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries. Water infrastructure companies’ principal business is providing public water distribution or supporting water distribution infrastructure via equipment or engineering and construction. Water management companies’ primary business is providing technologies or products that manage or facilitate water distribution and usage, including the fields of water efficiency, water treatment and irrigation. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	9

Ecofin Digital Payments Infrastructure Fund

Top ten holdings (as of May 31, 2022)

1.	Fidelity National Information Services, Inc.	5.3%
2.	Mastercard, Inc.	5.1%
3.	Fleetcor Technologies Inc.	5.1%
4.	Jack Henry & Associates, Inc.	5.0%
5.	Visa, Inc.	5.0%
6.	Discover Financial Services	5.0%
7.	Fiserv, Inc.	4.9%
8.	Global Payments Inc.	4.8%
9.	American Express Company	4.7%
10.	Adyen N.V.	4.1%

TPAY key benefits

●	The fund invests in companies that we believe have the potential to benefit as the world continues to evolve from traditional cash payments to the speed, accuracy and efficiency of digital payments
●	Access to all participants in the fee-based credit card value chain, including merchant acquirers, processors, networks and issuers
●	Exposure to new forms of digital payments, such as mobile, point-of-sale devices and P2P matching engines
●	Market cap and liquidity filters that provide a comparatively high level of liquidity

Value of $10,000 vs. Ecofin Global Digital Payments Infrastructure IndexSM
Since inception on January 31, 2019 through May 31, 2022

This chart illustrates the performance of a hypothetical $10,000 investment made on January 31, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund’s distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the fund and dividends for the index.

Performance data quoted above represents past performance since January 31, 2019 through May 31, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 844-TR-INDEX (844-874-6339). Future performance may be lower or higher than the performance stated above.

The Ecofin Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.

(unaudited)

10	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Digital Payments Infrastructure Fund (continued)

Total returns (as of May 31, 2022)

Ticker	6 Months	1 year	3 year	Since inception(1)	Gross expense ratio
TPAY @ Market	-21.96%	-33.93%	2.00%	5.88%	0.40%
TPAY @ NAV	-22.07%	-33.89%	1.87%	5.90%	0.40%
S&P 500® Index(2)	-8.85%	-0.30%	16.44%	15.56%	—
Ecofin Global Digital Payments IndexSM(3)	-21.43%	-33.26%	2.62%	6.67%	—

(1)	Reflects period from fund inception on January 31, 2019 through May 31, 2022.
(2)

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(3)

The Ecofin Global Digital Payments Infrastructure IndexSM represents the existing global digital payments landscape. It is a proprietary, rules-based, modified market capitalization-weighted, float-adjusted index comprised of companies that are materially engaged in digital payments, including merchant processing and settlement, real time record keeping, settlement networks, and fintech products/services that facilitate the ease, efficiency and speed of electronic transactions.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 844-TR-INDEX (844-874-6339).

(unaudited)

TortoiseEcofin	11

Tortoise North American Pipeline Fund

Investing involves risk. Principal loss is possible. The Fund has the same risks as the underlying securities traded on the exchange throughout the day. Redemptions are limited and often commissions are charged on each trade, and ETFs may trade at a premium or discount to their net asset value. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the index. Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Ecofin Global Water ESG Fund

Investment in the water infrastructure and management industry may significantly affect the value of the shares of the Fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is not actively managed, and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the Fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company (RIC). To maintain the Fund’s qualification for federal income tax treatment as a RIC, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and its income available for distribution will be reduced. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

(unaudited)

12	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Digital Payments Infrastructure Fund

Investing involves risk. Principal loss is possible. Investing in specific sectors such as digital payments may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with investing in digital payments industry including major changes in technology, security considerations, taxes, government regulations, economic conditions, competition, political influences, the cyclical nature of the industry, and consumer preferences. Investments in non-U.S. companies (including Canadian issuers) involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the index or the selling of the security is otherwise required upon a rebalancing of the index. There is no guarantee that the Fund will achieve a high degree of correlation to the index and therefore achieve its investment objective. Shares may trade at prices different than net asset value per share.

Cash flow is the total amount of money moving into and out of a business.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the fund.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

TortoiseEcofin	13

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 - May 31, 2022).

Actual expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise North American Pipeline Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2021)	(05/31/2022)	(12/01/2021 – 05/31/2022)
Actual(2)	$1,000.00	$1,301.00	$2.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2022 of 30.10%.

Ecofin Global Water ESG Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2021)	(05/31/2022)	(12/01/2021 – 05/31/2022)
Actual(2)	$1,000.00	$810.40	$1.81
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2022 of -18.96%.

Ecofin Digital Payments Infrastructure Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2021)	(05/31/2022)	(12/01/2021 – 05/31/2022)
Actual(2)	$1,000.00	$779.30	$1.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.94	$2.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 0.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period since inception.
(2)	Based on the actual returns for the six-month period ended May 31, 2022 of -22.07%

(unaudited)

14	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise North American Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 81.5%(1)
Canada Crude Oil Pipelines — 12.6%(1)
Enbridge Inc.	915,290	$42,240,634
Gibson Energy Inc.	331,364	7,018,414
Pembina Pipeline Corporation	595,971	24,030,139
		73,289,187

Canada Natural Gas/Natural Gas Liquids Pipelines — 12.2%(1)
AltaGas Ltd.	643,007	15,525,504
Keyera Corp.	501,291	13,360,098
TC Energy Corporation	725,122	41,941,056
		70,826,658

United States Crude Oil Pipelines — 0.4%(1)
Plains GP Holdings, L.P.	169,848	2,031,382

United States Local Distribution Companies — 18.5%(1)
Atmos Energy Corporation	192,129	22,346,524
Chesapeake Utilities Corporation	40,319	5,385,409
New Jersey Resources Corporation	220,251	10,113,926
NiSource Inc.	727,020	22,864,779
Northwest Natural Holding Co.	70,558	3,830,594
ONE Gas, Inc.	122,949	10,699,022
South Jersey Industries, Inc.	254,564	8,871,555
Southwest Gas Corporation	151,082	14,070,267
Spire Inc.	118,782	9,300,630
		107,482,706

United States Natural Gas Gathering/Processing — 8.5%(1)
Antero Midstream Corp.	734,475	7,976,399
Archrock, Inc.	307,733	3,086,562
EnLink Midstream, LLC	588,497	6,708,866
Equitrans Midstream Corp.	919,268	7,234,639
Hess Midstream LP	35,439	1,154,957
Rattler Midstream LP	34,916	596,714
Targa Resources Corp.	315,537	22,724,975
		49,483,112

United States Natural Gas/Natural Gas Liquids Pipelines — 28.4%(1)
Cheniere Energy, Inc.	254,267	34,776,098
Kinder Morgan, Inc.	2,102,386	41,395,980
Kinetik Holdings, Inc.	15,258	1,282,282
National Fuel Gas Company	209,714	15,420,271
New Fortress Energy LLC	94,995	4,425,817
ONEOK, Inc.	323,545	21,305,438
The Williams Companies, Inc.	1,242,098	46,032,152
		164,638,038

United States Renewables and Power Infrastructure — 0.9%(1)
DT Midstream, Inc.	84,633	4,917,177
Total Common Stock
(Cost $353,809,597)		472,668,260

Master Limited Partnerships
and Related Companies — 18.3%(1)
United States Crude Oil Pipelines — 1.6%(1)
Delek Logistics Partners LP	7,224	387,351
Genesis Energy, L.P.	96,490	1,181,038
NuStar Energy L.P.	85,313	1,369,274
PBF Logistics LP	21,335	347,334
Plains All American Pipeline, L.P.	404,395	4,606,059
Shell Midstream Partners, L.P.	106,668	1,508,285
		9,399,341

United States Natural Gas Gathering/Processing — 1.2%(1)
Crestwood Equity Partners LP	62,177	1,811,843
USA Compression Partners LP	43,327	795,484
Western Midstream Partners LP	171,498	4,741,919
		7,349,246

United States Natural Gas/Natural Gas Liquids Pipelines — 11.3%(1)
Cheniere Energy Partners, L.P.	42,344	2,276,837
DCP Midstream Partners, LP	80,213	2,880,449
Energy Transfer LP	2,114,129	24,650,744
Enterprise Products Partners L.P.	1,298,137	35,594,916
		65,402,946

United States Refined Product Pipelines — 4.2%(1)
CrossAmerica Partners LP	15,915	357,451
Global Partners LP	23,791	706,593
Holly Energy Partners, L.P.	39,667	753,673
Magellan Midstream Partners, L.P.	186,635	9,649,029
MPLX LP	329,968	10,872,446
Sprague Resources LP	5,284	83,646
Sunoco LP	48,129	1,984,840
		24,407,678
Total Master Limited Partnerships and Related Companies
(Cost $76,337,722)		106,559,211

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class, 0.67%(2)
(Cost $466,031)	466,031	466,031

Total Investments — 99.9%(1)
(Cost $430,613,350)		579,693,502
Other Assets in Excess of Liabilities, Net — 0.1%(1)		372,001
Total Net Assets — 100.0%(1)		$580,065,503

(1)	Calculated as a percentage of net assets.
(2)	Rate indicated is the current yield as of May 31, 2022.

See accompanying Notes to Financial Statements.

TortoiseEcofin	15

Ecofin Global Water ESG Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 99.6%(1)
Australia Flow Control Equipment — 1.1%(1)
Reliance Worldwide Corporation Limited	204,474	$575,223

Finland Water Equipment/Services — 0.5%(1)
Uponor OYJ	14,038	240,826

France Water Infrastructure — 6.5%(1)
Veolia Environnement SA	124,485	3,480,004

Hong Kong Water Equipment/Services — 0.6%(1)
China Lesso Group Holdings Ltd.	257,327	330,545

Hong Kong Water Infrastructure — 2.9%(1)
Beijing Enterprises Water Group Ltd.	1,198,037	396,944
China Water Affairs Group Limited	216,739	215,711
CT Environmental Group Limited(2)(3)	113,060	—
Guangdong Investment Limited	743,523	938,026
		1,550,681

Japan Water Equipment/Services — 6.1%(1)
Kitz Corp.	22,100	116,393
Kurita Water Industries Ltd.	27,595	1,068,560
Lixil Corp.	75,300	1,438,324
MIURA CO., LTD.	29,219	658,894
		3,282,171

Japan Water Infrastructure — 0.4%(1)
METAWATER Co. Ltd.	5,663	89,123
Organo Corp.	1,752	133,508
		222,631

Switzerland Water Equipment/Services — 8.8%(1)
Ferguson PLC	29,534	3,547,400
Georg Fischer AG	21,260	1,194,656
		4,742,056

Switzerland Water Management — 7.0%(1)
Geberit AG	6,885	3,774,117

United Kingdom Water Infrastructure — 13.7%(1)
Pennon Group Plc	70,925	894,617
Pentair PLC	41,540	2,084,062
Severn Trent Plc	60,320	2,215,663
United Utilities Group PLC	161,973	2,159,395
		7,353,737

United States Water Infrastructure — 17.9%(1)
Franklin Electric Co., Inc.	10,069	742,287
IDEX Corporation	12,019	2,302,239
Middlesex Water Company	4,517	384,081
Montrose Environmental Group, Inc.(2)	6,851	277,534
Mueller Water Products, Inc.	40,769	486,374
SJW Group	7,115	440,063
Tetra Tech, Inc.	14,056	1,897,138
The York Water Company	3,383	138,635
Xylem, Inc.	34,720	2,925,160
		9,593,511

United States Water Management — 9.0%(1)
A.O. Smith Corporation	34,071	2,048,349
Badger Meter, Inc.	7,571	599,169
Lindsay Corporation	2,816	354,816
Watts Water Technologies, Inc.	7,163	937,135
Zurn Water Solutions Corp.	31,528	908,637
		4,848,106

United States Water Treatment — 10.1%(1)
Ecolab Inc.	26,197	4,293,950
Evoqua Water Technologies Corp.(2)	31,233	1,111,583
		5,405,533

United States Water Utilities — 15.0%(1)
American States Water Company	9,586	759,690
American Water Works Co., Inc.	28,124	4,253,755
California Water Service Group	13,681	734,259
Essential Utilities, Inc.	49,241	2,277,889
		8,025,593
Total Common Stock
(Cost $57,893,417)		53,424,734

Short -Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 0.66%(4)
(Cost $49,162)	49,162	49,162

Total Investments — 99.7%(1)
(Cost $57,942,579)		53,473,896
Other Assets in Excess of Liabilities, Net — 0.3%(1)		147,010
Total Net Assets — 100.0%(1)		$53,620,906

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Note 2 and Note 3 in Notes to Financial Statements.
(4)	Rate indicated is the current yield as of May 31, 2022.

See accompanying Notes to Financial Statements.

16	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Digital Payments Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2022

	Shares	Fair Value
Common Stock — 99.8%(1)
Australia Payments Fintech — 0.6%(1)
Iress Limited	6,928	$52,055

Brazil Electronic Transaction Processing — 2.2%(1)
Pagseguro Digital Ltd.(2)	7,694	118,180
StoneCo Ltd.(2)	7,966	79,978
		198,158

Canada Software and Services — 1.5%(1)
Nuvei Corporation(2)	2,547	130,426

France Software and Services — 3.8%(1)
Worldline SA(2)	8,315	339,299

Hong Kong Credit Card Issuer — 0.1%(1)
China Youzan Limited(2)	581,999	8,603

Hong Kong Merchant Payment Products/Services — 0.2%(1)
PAX Global Technology Ltd.	26,125	20,641

Israel Software & Services — 0.5%(1)
Global-e Online Ltd.(2)	2,123	40,910

Italy Electronic Transaction Processing — 2.8%(1)
Nexi SpA(2)	24,095	245,221

Japan Credit Card Issuer — 1.4%(1)
AEON Financial Service Co. Ltd.	4,000	37,348
Credit Saison Co., Ltd.	5,699	66,315
Orient Corporation	21,200	20,256
		123,919

Japan Electronic Transaction Processing — 1.7%(1)
GMO Financial Gate, Inc.	100	10,463
GMO Payment Gateway, Inc.	1,700	141,034
		151,497

Netherlands Electronic Transaction Processing — 4.1%(1)
Adyen N.V.(2)	235	365,105

New Zealand Other — 0.4%(1)
Pushpay Holdings Limited(2)	39,934	37,991

United Kingdom Credit Card Issuer — 0.3%(1)
Provident Financial plc	9,712	31,036

United Kingdom Electronic Transaction Processing — 0.9%(1)
Wise PLC(2)	17,068	79,018

United Kingdom Software and Services — 0.6%(1)
Network International Holdings PLC(2)	19,613	53,630

United States Credit Card Networks — 19.9%(1)
American Express Company	2,477	418,167
Discover Financial Services	3,904	443,065
Mastercard, Inc.	1,273	455,569
Paymentus Holdings, Inc.(2)	574	8,719
Visa Inc.	2,091	443,647
		1,769,167

United States Electronic Payment Processing/Management — 1.8%(1)
ACI Worldwide, Inc.(2)	4,372	116,470
Zuora, Inc.(2)	4,522	45,853
		162,323

United States Electronic Transaction Processing — 28.9%(1)
Cass Information Systems, Inc.	507	17,299
CSG Systems International, Inc.	1,198	74,504
EVERTEC, Inc.	2,753	104,449
Evo Payments, Inc.(2)	1,781	41,052
Fidelity National Information Services, Inc.	4,542	474,639
Fiserv, Inc.(2)	4,339	434,681
FleetCor Technologies Inc.(2)	1,814	451,341
Green Dot Corporation(2)	1,993	57,478
PayPal Holdings, Inc.(2)	4,169	355,241
QIWI plc — ADR(3)	1,766	—
Western Union Company	15,067	273,315
WEX Inc.(2)	1,698	289,135
		2,573,134

See accompanying Notes to Financial Statements.

TortoiseEcofin	17

Ecofin Digital Payments Infrastructure Fund
Schedule of Investments (unaudited) (continued)
May 31, 2022

	Shares	Fair Value
United States Financial Services Market Place — 0.7%(1)
LendingClub Corporation(2)	3,772	$59,296

United States Merchant Payment Products/Services — 13.1%(1)
Euronet Worldwide, Inc.(2)	1,879	227,660
Global Payments Inc.	3,260	427,190
NCR Corporation(2)	5,169	179,313
Block, Inc.(2)	3,732	326,587
		1,160,750

United States Payments Fintech — 10.5%(1)
DocuSign, Inc.(2)	4,260	357,457
Jack Henry & Associates, Inc.	2,359	443,775
OneSpan Inc.(2)	1,343	17,768
Q2 Holdings, Inc.(2)	2,085	109,942
		928,942

United States Software and Services — 3.8%(1)
Affirm Holdings, Inc.(2)	7,260	206,910
BigCommerce Holdings, Inc.(2)	2,032	37,653
Cantaloupe, Inc.(2)	2,233	11,701
Marqeta, Inc.(2)	6,151	64,401
Mitek Systems, Inc.(2)	1,616	14,576
Sezzle Inc.(2)	7,851	3,127
		338,368
Total Common Stock
(Cost $12,199,254)		8,869,489

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
First American Government Obligations Fund, Class X, 0.66%(4)
(Cost $10,713)	10,713	$10,713

Total Investments — 99.9%(1)
(Cost $12,209,967)		8,880,202
Other Assets in Excess of Liabilities, Net — 0.1%(1)		8,820
Total Net Assets — 100.0%(1)		$8,889,022

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Note 2 and Note 3 in Notes to Financial Statements.
(4)	Rate indicated is the current yield as of May 31, 2022.

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements.
18	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Statements of Assets & Liabilities (unaudited)
May 31, 2022

			Ecofin
	Tortoise	Ecofin	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Assets:
Investments, at fair value (cost $430,613,350, $57,942,579,
and $12,209,967, respectively)	$579,693,502	$53,473,896	$8,880,202
Foreign cash (cost $514)	521	—	—
Dividends & interest receivable	949,031	160,834	7,540
Prepaid expenses and other assets	—	—	4,170
Total assets	580,643,054	53,634,730	8,891,912
Liabilities:
Payable for investment securities purchased	394,834	—	—
Payable to Adviser	182,717	13,824	2,890
Total liabilities	577,551	13,824	2,890
Net Assets	$580,065,503	$53,620,906	$8,889,022
Net Assets Consist of:
Capital Stock	$463,439,487	$57,284,552	$13,394,308
Total distributable earnings (loss)	116,626,016	(3,663,646)	(4,505,286)
Net Assets	$580,065,503	$53,620,906	$8,889,022

Net Assets	$580,065,503	$53,620,906	$8,889,022
Shares issued and outstanding(1)	21,100,000	1,400,000	300,000
Net asset value, redemption price and offering price per share	$27.49	$38.30	$29.63

(1)	Unlimited shares authorized.

See accompanying Notes to Financial Statements.

TortoiseEcofin	19

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2022

			Ecofin
	Tortoise	Ecofin	Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Investment Income:
Dividends and distributions from common stock	$9,260,444	$472,111	$35,231
Distributions from master limited partnerships	3,732,930	—	—
Less: return of capital on distributions	(5,018,068)	—	—
Less: foreign taxes withheld	(517,916)	(22,056)	(407)
Net dividends and distributions from investments	7,457,390	450,055	34,824
Dividends from money market mutual funds	436	109	12
Total investment income	7,457,826	450,164	34,836
Expenses:
Advisory fees (See Note 5)	1,003,311	118,211	19,945
Total expenses	1,003,311	118,211	19,945
Net Investment Income	6,454,515	331,953	14,891
Realized and Unrealized Gain (Loss) on Investments and
Translations of Foreign Currency:
Net realized gain (loss) on investments, including foreign currency gain (loss)	5,129,972	1,262,819	(431,049)
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	119,260,310	(13,640,616)	(2,117,804)
Net Realized and Unrealized Gain (Loss) on Investments and
Translations of Foreign Currency:	124,390,282	(12,377,797)	(2,548,853)
Net Increase (Decrease) in Net Assets Resulting from Operations	$130,844,797	$(12,045,844)	$(2,533,962)

See accompanying Notes to Financial Statements.

20	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Statements of Changes in Net Assets

	Tortoise North American Pipeline Fund		Ecofin Global Water ESG Fund
	Six Months	Year Ended	Six Months	Year Ended
	Ended May 31,	November 30,	Ended May 31,	November 30,
	2022	2021	2022	2021
	(unaudited)		(unaudited)
Operations
Net investment income	$6,454,515	$9,568,298	$331,953	$954,094
Net realized gain (loss) on investments,
including foreign currency gain (loss)	5,129,972	16,494,581	1,262,819	(230,177)
Net change in unrealized appreciation (depreciation)
of investments and translations of foreign currency	119,260,310	79,612,980	(13,640,616)	7,895,373
Net increase (decrease) in net assets resulting
from operations	130,844,797	105,675,859	(12,045,844)	8,619,290
Capital Share Transactions
Proceeds from shares sold	46,391,864	108,591,548	8,890,810	35,335,415
Payments for shares redeemed	(7,704,150)	(130,605,170)	(6,992,345)	—
Net increase (decrease) in net assets resulting
from capital share transactions	38,687,714	(22,013,622)	1,898,465	35,335,415
Distributions to Shareholders
From distributable earnings	(5,242,440)	(9,317,047)	(699,388)	(414,433)
From tax return of capital	(5,939,835)	(12,342,983)	—	—
Total distributions to shareholders	(11,182,275)	(21,660,030)	(699,388)	(414,433)
Total Increase (Decrease) in Net Assets	158,350,236	62,002,207	(10,846,767)	43,540,272
Net Assets
Beginning of period	421,715,267	359,713,060	64,467,673	20,927,401
End of period	$580,065,503	$421,715,267	$53,620,906	$64,467,673
Transactions in Shares
Shares sold	1,900,000	5,450,000	200,000	800,000
Shares redeemed	(300,000)	(6,500,000)	(150,000)	—
Net increase (decrease)	(1,600,000)	(1,050,000)	50,000	800,000

See accompanying Notes to Financial Statements.

TortoiseEcofin	21

Statements of Changes in Net Assets (continued)

	Ecofin Digital Payments Infrastructure Fund
	Six Months	Year Ended
	Ended May 31,	November 30,
	2022	2021
	(unaudited)
Operations
Net investment income	$14,891	$7,379
Net realized gain (loss) on investments, including foreign currency gain (loss)	(431,049)	945,655
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	(2,117,804)	(2,208,173)
Net decrease in net assets resulting from operations	(2,533,962)	(1,255,139)
Capital Share Transactions
Proceeds from shares sold	1,850,715	6,714,050
Payments for shares redeemed	(1,834,480)	(2,302,320)
Net increase in net assets resulting from capital share transactions	16,235	4,411,730
Distributions to Shareholders
From distributable earnings	(9,322)	(20,412)
Total Increase (Decrease) in Net Assets	(2,527,049)	3,136,179
Net Assets
Beginning of period	11,416,071	8,279,892
End of period	$8,889,022	$11,416,071
Transactions in Shares
Shares sold	50,000	150,000
Shares redeemed	(50,000)	(50,000)
Net increase	—	100,000

See accompanying Notes to Financial Statements.

22	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Tortoise North American Pipeline Fund
Financial Highlights

	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018	2017
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$21.63	$17.50	$22.18	$21.99	$22.87	$23.23
Investment operations:
Net investment income(2)	0.38	0.43	0.48	0.62	0.69	0.64
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	6.04	4.74	(4.12)	0.55	(0.64)	(0.13)
Total from investment operations	6.42	5.17	(3.64)	1.17	0.05	0.51
Less distributions from:
Net investment income	(0.26)	(0.46)	(0.42)	(0.45)	(0.53)	(0.58)
Net realized gains	—	—	—	—	—	—
Return of capital	(0.30)	(0.58)	(0.62)	(0.53)	(0.40)	(0.29)
Total distributions	(0.56)	(1.04)	(1.04)	(0.98)	(0.93)	(0.87)
Net asset value, end of period	$27.49	$21.63	$17.50	$22.18	$21.99	$22.87
Total Return(3)	30.10%	30.10%	(15.74)%	5.22%	0.15%	2.19%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$580,066	$421,715	$359,713	$413,585	$187,993	$82,334
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income(4)	2.57%	2.20%	2.34%	2.01%	2.11%	2.22%
Portfolio turnover rate(3)	9%	17%	28%	13%	16%	18%

(1)	For a Fund share outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2020, 2019, 2018, and 2017 does not reflect the change in estimate of investment income and return of capital.
See Note 2 to the financial statements for further disclosure.

(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	23

Ecofin Global Water ESG Fund
Financial Highlights

						Period from
						February 14,
	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	2017(1) to
	Ended May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2022	2021	2020	2019	2018	2017
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$47.75	$38.05	$33.06	$27.27	$30.07	$25.00
Investment operations:
Net investment income	0.24	0.77	0.57	0.56	0.34	0.21
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	(9.17)	9.42	4.88	5.76	(2.65)	5.01
Total from investment operations	(8.93)	10.19	5.45	6.32	(2.31)	5.22
Less distributions from:
Net investment income	(0.52)	(0.49)	(0.46)	(0.53)	(0.30)	(0.15)
Net realized gains	—	—	—	—	(0.19)	—
Total distributions	(0.52)	(0.49)	(0.46)	(0.53)	(0.49)	(0.15)
Net asset value, end of period	$38.30	$47.75	$38.05	$33.06	$27.27	$30.07
Total Return(3)	(18.96)%	26.98%	16.80%	23.42%	(7.76)%	20.96%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$53,621	$64,468	$20,927	$14,875	$4,091	$3,007
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income(4)	1.12%	2.22%	1.74%	2.01%	1.24%	0.98%
Portfolio turnover rate(3)	9%	21%	19%	16%	36%	22%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Ecofin Digital Payments Infrastructure Fund
Financial Highlights

				Period from
				January 31,
	Six Months	Year Ended	Year Ended	2019(1) to
	Ended May 31,	November 30,	November 30,	November 30,
	2022	2021	2020	2019
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$38.05	$41.40	$32.37	$25.00
Investment operations:
Net investment income	0.05	0.03	0.08	0.04
Net realized and unrealized gain (loss) on investments and
translations of foreign currency	(8.44)	(3.28)	9.52	7.33
Total from investment operations	(8.39)	(3.25)	9.60	7.37
Less distributions from:
Net investment income	(0.03)	(0.10)	(0.57)	—
Total distributions	(0.03)	(0.10)	(0.57)	—
Net asset value, end of period	$29.63	$38.05	$41.40	$32.37
Total Return(3)	(22.07)%	(7.87)%	30.17%	29.48%
Supplemental Data and Ratios
Net assets, end of period (in 000's)	$8,889	$11,416	$8,280	$8,093
Ratios to average net assets:
Expenses(4)	0.40%	0.40%	0.40%	0.40%
Net investment income(4)	0.30%	0.06%	0.22%	0.25%
Portfolio turnover rate(3)	22%	17%	19%	34%

(1)	Inception date of the Fund.
(2)	For a Fund share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Notes to Financial Statements (unaudited)
May 31, 2022

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise North American Pipeline Fund (the “North American Pipeline Fund”), the Ecofin Global Water ESG Fund (the “Global Water ESG Fund”) and the Ecofin Digital Payments Infrastructure Fund (the “Digital Payments Infrastructure Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the North American Pipeline Fund seeks investment results that correspond generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline IndexSM (the “North American Pipeline Index”). The Fund commenced operations on June 29, 2015.

The investment objective of the Global Water ESG Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Ecofin Global Water ESG IndexSM (the “Water Index”). The Fund commenced operations on February 14, 2017.

The investment objective of the Digital Payments Infrastructure Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Ecofin Global Digital Payments Infrastructure IndexSM (the “Digital Payments Index”). The Fund commenced operations on January 31, 2019.

Shares of the North American Pipeline Fund, Global Water ESG Fund and Digital Payments Infrastructure Fund are listed and traded on the NYSE Arca, Inc. (the “NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe, with cash included to balance to the Creation Unit total. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Shares of the Funds may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A purchase (i.e. creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. The standard fixed creation transaction fee for each Fund is $500, which is payable by the Advisor. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for the transaction costs associated with the cash transactions. Variable fees received by the Funds are displayed in the capital shares transaction section of the Statement of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds

26	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Notes to Financial Statements (unaudited) (continued)

recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2022, the Funds did not incur any interest or penalties. Each of the tax years in the four-year period ended November 30, 2021 remain subject to examination by taxing authorities for the North American Pipeline Fund and Global Water ESG Fund. The Digital Payments Infrastructure Fund is subject to examination by U.S. taxing authorities for the tax period since the commencement of operations.

Securities Transactions, Income and Distributions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the period ended May 31, 2022, the North American Pipeline Fund reallocated the amount of return of capital recognized based on the 2021 tax reporting received. The impact of this adjustment is a decrease to return of capital of approximately $885,404.

The North American Pipeline Fund will make distributions of net investment income, if any, quarterly. The Global Water ESG Fund will make distributions of net investment income, if any, semiannually. The Digital Payments Infrastructure Fund will make distributions of net investment income, if any, annually. The Funds will also distribute net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Valuation — The NAV per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The North American Pipeline Fund’s shares, Ecofin Global Water ESG Fund’s shares and Digital Payment Infrastructure Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Funds are equal to the Funds’ net asset value per share.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Funds will not hold more than 15% of the value of its net assets in illiquid securities. At May 31, 2022, the Global Water ESG Fund had investments in illiquid securities with a total value of $0 or 0.0% of total net assets. At May 31, 2022, the North American Pipeline Fund and Digital Payments Infrastructure Fund did not hold any illiquid securities.

Fund	Security	Shares	Date Acquired	Cost Basis
Global Water ESG Fund	CT Environmental Group Limited	113,060	6/2018	$15,150
Digital Payments Infrastructure Fund	QIWI plc - ADR	1,766	11/2019-12/2021	$20,196

TortoiseEcofin	27

Notes to Financial Statements (unaudited) (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2022:

North American Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$472,668,260	$—	$—	$472,668,260
Master limited partnerships	106,559,211	—	—	106,559,211
Short-term investment	466,031	—	—	466,031
Total investments in securities	$579,693,502	$—	$—	$579,693,502

Global Water ESG Fund	Level 1	Level 2	Level 3	Total
Common stock	$53,424,734	$—	$—	$53,424,734
Short-term investment	49,162	—	—	49,162
Total investments in securities	$53,473,896	$—	$—	$53,473,896

Digital Payments Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$8,869,489	$—	$—	$8,869,489
Short-term investment	10,713	—	—	10,713
Total investments in securities	$8,880,202	$—	$—	$8,880,202

Refer to each Fund’s Schedule of Investments for additional industry information.

28	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Notes to Financial Statements (unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in
Global Water ESG Fund	Securities
Balance as of 11/30/2021	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 5/31/2022	$—
Net unrealized depreciation of Level 3 Securities as of May 31, 2022	$(15,150)

Investments in
Digital Payments Infrastructure Fund	Securities
Balance as of 11/30/2021	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 5/31/2022	$—
Net unrealized depreciation of Level 3 Securities as of May 31, 2022	$(20,196)

4. Concentration Risk and General Risk

Because the North American Pipeline Fund’s assets are concentrated in the energy pipeline industry, the Global Water ESG Fund’s assets are concentrated in the water industry and the Digital Payments Infrastructure Fund’s assets are concentrated in the digital payments industry, the Funds are subject to loss due to adverse occurrences that may affect those industries. Funds that primarily invest in a particular industry may experience greater volatility than funds investing in a broad range of industries.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Index Solutions, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.40% of each Fund’s average daily net assets. The Adviser bears the cost of all advisor and non-advisory services required to operate each Fund.

The Adviser has engaged Vident Investment Advisory, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Funds. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Funds’ portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees and monitors the activities of the Funds’ custodian, transfer agent and accountants. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.

TortoiseEcofin	29

Notes to Financial Statements (unaudited) (continued)

6. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities, short-term investments and in-kind transactions, by each Fund for the period ended May 31, 2022, were as follows:

	Purchases	Sales
North American Pipeline Fund	$43,776,291	$42,577,837
Global Water ESG Fund	5,365,260	5,739,651
Digital Payments Infrastructure Fund	3,492,738	2,193,206

During the period ended May 31, 2022, in-kind transactions associated with creation and redemptions were as follows:

	Purchases	Sales
North American Pipeline Fund	$46,102,771	$7,579,700
Global Water ESG Fund	8,884,748	6,949,631
Digital Payments Infrastructure Fund	—	1,269,141

During the period ended May 31, 2022, net capital gains resulting from in-kind redemptions were as follows:

North American Pipeline Fund	$2,720,399
Global Water ESG Fund	1,612,109
Digital Payments Infrastructure Fund	269,967

7. Federal Tax Information

As of November 30, 2021, the Funds’ most recently completed fiscal year end, the cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Cost of investments	$399,540,027	$55,781,664	$12,968,782
Gross unrealized appreciation	54,586,894	10,450,433	938,199
Gross unrealized depreciation	(49,903,169)	(1,900,380)	(2,491,887)
Net unrealized appreciation (depreciation)	4,683,725	8,550,053	(1,553,688)
Undistributed ordinary income	—	642,909	5,208
Undistributed long-term capital gain	—	—	—
Total distributable earnings	—	642,909	5,208
Other accumulated losses	(7,720,231)	(111,376)	(413,522)
Total accumulated gain (loss)	$(3,036,506)	$9,081,586	$(1,962,002)

The difference between book and tax-basis cost is attributable primarily to wash sales and master limited partnership (“MLP”) adjustments.

As of November 30, 2021, the North American Pipeline Fund had a short-term capital loss carryforward of $3,223,794 and a long-term capital loss carryforward of $4,496,437, the Global Water ESG Fund had a long-term capital loss carryforward of $111,376, the Digital Payments Infrastructure Fund had a short-term capital loss carryforward of $289,420 and a long-term capital loss carryfoward of $124,102, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2021 tax reporting information from the individual MLPs.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into its next fiscal year qualified late year ordinary losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, November 30, 2021. The Funds did not defer any late year ordinary losses for the taxable year ended November 30, 2021.

30	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Notes to Financial Statements (unaudited) (continued)

During the period ended May 31, 2022, the Funds paid the following distributions to shareholders:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$5,248,100	$699,388	$9,322
Long-term capital gains**	—	—	—
Return of capital	5,934,175	—	—
Total distributions	$11,182,275	$699,388	$9,322

During the year ended November 30, 2021, the Funds paid the following distributions to shareholders:

			Digital Payments
	North American	Global Water	Infrastructure
	Pipeline Fund	ESG Fund	Fund
Ordinary income*	$9,317,047	$414,433	$20,412
Long-term capital gains**	—	—	—
Return of capital	12,342,983	—	—
Total distributions	$21,660,030	$414,433	$20,412

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

8. Recent Regulatory Update

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

9. Subsequent Events

On June 22, 2022, the North American Pipeline Fund paid an income distribution to shareholders in the amount of $5,887,210, or $0.2713 per share.

On June 22, 2022, the Global Water ESG Fund paid an income distribution to shareholders in the amount of $333,737, or $0.23838362 per share.

On July 15, 2022, the ticker symbol of Digital Payments Infrastructure Fund changed from TPAY to ETPA. The change in the ticker symbol will have no effect on the Digital Payments Infrastructure Fund's investment objective or strategy.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TortoiseEcofin	31

Investment Advisory Agreement (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Index Solutions, LLC

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT — Vident Investment Advisory, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 22-23, 2022, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the renewal of the Investment Advisory Agreement between the Trust and Tortoise Index Solutions, LLC (“TIS” or the “Adviser”), and the investment sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC (“Vident” or the “Sub-Adviser”) (the “Sub-Advisory Agreement”), each regarding the Ecofin Global Water ESG Fund, Ecofin Digital Payments Infrastructure Fund and Tortoise North American Pipeline Fund, (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for an additional 12-month period.

Prior to this meeting and at a meeting held on January 11, 2022, the Trustees received and considered information from TIS, Vident and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by TIS and Vident with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by TIS; (3) the costs of the services provided by TIS and Vident and the profits realized by TIS from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee and sub-advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to TIS and its affiliates and Vident resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board, including at a presentation by representatives of TIS, written information it had received from TIS and Vident, and the Support Materials, the Board concluded that the overall arrangements between the Trust and TIS set forth in the Investment Advisory Agreement, and the overall arrangements between the TIS and Vident set forth in the Sub-Advisory Agreement as each relate to each Fund, continue to be fair and reasonable in light of the services that TIS and Vident perform, the investment advisory fees that each Fund pays, the sub-advisory fee that TIS pays to Vident out its advisory fee, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement, as each relates to each Fund, are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that TIS provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) providing oversight of Vident Investment Advisory, LLC (“VIA”), the sub-adviser to each Fund, in VIA’s investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) voting all proxies with respect to each Fund’s portfolio securities; (3) maintaining the required books and records for transactions that TIS effects on behalf of each Fund; (4) selecting broker-dealers to execute orders on behalf of each Fund; and (5) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees noted that while TIS has a limited operating history it is affiliated with and has a shared services agreement with Tortoise Capital Advisors, L.L.C. whose compliance department provides full compliance services to TIS. The Trustees also reviewed TIS’s financial statements, assets under management, capitalization and the assets under management of all of the investment advisers in the Tortoise Investments, LLC family of advisers. The Trustees concluded that TIS has sufficient resources to support the management of the Funds. The Trustees noted that TIS had been managing the underlying indexes that the Funds track as their principal investment strategies. The Trustees concluded that they were satisfied with the nature, extent, and quality of services that TIS provides to the Funds under the Investment Advisory Agreement.

Similar to the review of TIS, the Trustees considered the scope of services that Vident provides under the Sub-Advisory Agreement, noting that such services will continue include but are not limited to the following with respect to the assets managed in conjunction with the Adviser: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) maintaining the required books and records for transactions that Vident effects on behalf of each Fund; (3) selecting broker-dealers to execute orders by the Sub-Adviser on behalf of the Funds; and (4) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Vident’s capitalization as well as its significant experience serving as sub-adviser to other ETFs in a capacity similar to which it serves as sub-adviser to the Funds. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Vident provides to each Fund under the Sub-Advisory Agreement.

32	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Investment Advisory Agreement (unaudited) (continued)

Fund Historical Performance and the Overall Performance of TIS and Vident. In assessing the quality of the portfolio management delivered by TIS, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to each Fund’s respective peer funds according to Morningstar classifications, and as compiled by Barrington Partners (the “Morningstar BP Cohort”). When reviewing each Fund’s performance against its respective Morningstar BP Cohort, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Board also noted that Vident began serving as a sub-adviser to the Ecofin Global Water ESG Fund and Tortoise North American Pipeline Fund in March 2020, and to the Ecofin Digital Payments Infrastructure Fund in May 2020, and that consequently, each Fund’s historical performance for periods prior to those dates was not relevant to their determination.

●	Tortoise North American Pipeline Fund. The Trustees noted that the Fund had outperformed the Morningstar BP Cohort average the three-year and five-year periods ended September 30, 2021, but underperformed the Morningstar BP Cohort for the one-year period ended September 30, 2021.
●	Ecofin Global Water ESG Fund. The Trustees noted that the Fund had outperformed the Morningstar BP Cohort average for the three-year period ended September 30, 2021, but underperformed the Morningstar BP Cohort average for the one-year period ended September 30, 2021. The Trustees further noted that the Fund had positive absolute returns since inception.
●	Ecofin Digital Payments Infrastructure Fund. The Trustees noted that the Fund had underperformed the Morningstar BP Cohort average over the one-year period ended September 30, 2021. The Trustees further noted that the Fund had positive absolute returns since inception.

Cost of Advisory Services and Profitability. The Trustees considered the management fees that each Fund pays to TIS under the Investment Advisory Agreement, as well as TIS’s profitability from services that TIS and its affiliates rendered to each Fund during the one-year period ended September 30, 2021. The Trustees noted that each Fund was proposing to continue to utilize a unitary fee structure and that there would be no fees charged to either Fund beyond the 0.40% management fee. The Trustees concluded that TIS’s service relationship with the Tortoise North American Pipeline Fund had yielded a reasonable profit but that the relationship with the Ecofin Global Water ESG Fund and Ecofin Digital Payments Infrastructure Fund has not been profitable.

The Board also reviewed and considered the sub-advisory fees payable by TIS to Vident under the Sub-Advisory Agreement. The Board considered that the fees to be paid to Vident are paid by TIS from the unitary fee TIS receives from each Fund, and would not impact the overall advisory fee currently paid by the Funds. Consequently, the Trustees did not consider the costs of services provided by Vident or the profitability of their relationship with the Funds to be material factors for consideration given that Vident is not affiliated with TIS. The Board further determined that the fee reflected an appropriate allocation of the unitary fee paid to TIS given the role that each of TIS and Vident have in managing the Fund and noted that the fees reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar BP Cohort. The Trustees noted:

●	Tortoise North American Pipeline Fund. The Fund’s unitary fee was lower than the Morningstar BP Cohort average management fee and average net expense ratio.
●	Ecofin Global Water ESG Fund. The Fund’s unitary fee was slightly above Morningstar BP Cohort average management fee, but below the Morningstar BP Cohort average net expense ratios.
●	Ecofin Digital Payments Infrastructure Fund. The Fund’s unitary fee was lower than the Morningstar BP Cohort average management fee and average net expense ratio.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that TIS’s advisory fee with respect to each Fund and the portion of such fee that it allocates to Vident continues to be reasonable.

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees took into account the fact that the unitary fee structure for each Fund was among the lowest in each Fund’s respective peer universe. The Trustees determined that TIS is likely to realize economies of scale in managing each Fund as assets grow in size. The Board further determined that, based on the amount and structure of each Fund’s unitary fee, such economies of scale will be shared with shareholders, although the Board intends to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted. The Trustees concluded that it is not necessary to consider the implementation of fee breakpoints at this time, but committed to revisit this issue in the future as circumstances change and asset levels increase. Because the sub-advisory fee is not paid by the Funds, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as each Fund’s assets increase.

Other Benefits. The Trustees considered the direct and indirect benefits that are realized by the TIS and its affiliates and Vident from its relationship with the Funds. The Trustees noted TIS and Vident do not utilize soft dollar arrangements with respect to portfolio transactions and that TIS and Vident do not use affiliated brokers to execute any Fund’s portfolio transactions. The Trustees considered that TIS and Vident may receive some form of reputational benefit from services rendered to the Funds but that such benefits are immaterial and cannot be quantified. The Trustees concluded that TIS and Vident do not receive additional material financial benefits from services rendered to the Funds.

TortoiseEcofin	33

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, Managed Portfolio Series (the “Trust”), on behalf of the Tortoise North American Pipeline Fund, Ecofin Global Water ESG Fund and Ecofin Digital Payments Infrastructure Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Index Solutions, LLC (“Tortoise”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Tortoise Liquidity Risk Management Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an exchange-traded fund.

Pursuant to the Program, the Tortoise Liquidity Risk Management Committee oversaw the classification of each Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as an in-kind ETF during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that all redemptions in-kind during the Reporting Period were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report noted that, with respect to each Fund, the Program Administrator monitored bid-ask spreads, the level of active market participants, the relationship between market price and NAV, any divergence between basket composition and the Fund’s holdings, tracking error, and other market data that could indicate actual or perceived liquidity concerns and concluded that the Fund had efficient arbitrage and traded on the secondary markets as reasonably expected. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk during the Reporting Period; and (ii) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

34	TortoiseEcofin

2022 Semi-Annual Report | May 31, 2022

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-844-TR-INDEX or 1-844-874-6339.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-TR-INDEX or 1-844-874-6339, or (2) on the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
Information regarding how often shares of the Fund trades on the Exchange at a price about (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, free of charge, on the Fund’s website at etp.tortoiseecofin.com.

TortoiseEcofin	35

Additional Information (unaudited) (continued)

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires us to have in order to conduct our business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, to respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law.

The Trust maintains physical, electronic and procedural safeguards to protect Personal Information and requires its third parties service provides with access to such information to treat the Personal Information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of the your financial intermediary would govern how their non-public personal information would be shared with unaffiliated third parties.

With respect to the Funds, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 50,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Funds do not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently are not required by Regulation S-P to deliver a notice of the Funds’ privacy policy to any ETF shareholders.

36	TortoiseEcofin

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Index Solutions, L.L.C.
d/b/a TIS Advisors
6363 College Boulevard, Suite 100A
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young LLP
2005 Market Street
Suite 2600
Philadelphia, PA 19103

844-TR-INDEX
(844-874-6339)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-TR-INDEX or 1-844-874-6339.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.
(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2022

By (Signature and Title)	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 4, 2022